Exhibit 10.8

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of September 20, 2016, among (i) Claire’s Stores, Inc., a Florida corporation (“Claire’s Stores”), (ii) CLSIP LLC, a Delaware limited liability company and a subsidiary of Claire’s Stores (“Claire’s Newco”), (iii) Claire’s (Gibraltar) Holdings Limited, a Gibraltar private limited liability company and a subsidiary of Claire’s Stores (“Claire’s Gibraltar”, and together with Claire’s Stores and Claire’s Newco, the “Offerors”), (iv) the investors listed on Schedule 1 hereto (collectively, the “Apollo Holders”) and (v) the investor listed on Schedule 2 hereto (the “Parent”, and together with the Apollo Holders, the “Affiliated Holders”). Terms used but not defined herein shall have the meanings ascribed to them in the Offer to Exchange Statement (as defined below).

W I T N E S S E T H :

WHEREAS, the Offerors offered to exchange (the “Exchange Offer”) any and all of Claire’s Stores’ issued and outstanding (i) 8.875% Senior Secured Second Lien Notes due 2019 (the “Second Lien Notes”), (ii) 7.750% Senior Notes due 2020 (the “Unsecured Notes”) and (iii) 10.500% Senior Subordinated Notes due 2017 (the “Subordinated Notes”, and together with the Second Lien Notes and Unsecured Notes, the “Notes”) not held by the Parent for (i) up to $40.0 million of Senior Secured Term Loans maturing 2021 of Claire’s Stores (“Claire’s Stores Term Loans”), (ii) up to $130.0 million of Senior Secured Term Loans maturing 2021 of Claire’s Newco (“Claire’s Newco Term Loans”) and/or (iii) up to $60.0 million of Senior Term Loans maturing 2021 of Claire’s Gibraltar (“Claire’s Gibraltar Term Loans” and together with the Claire’s Stores Term Loans and the Claire’s Newco Term Loans, the “Term Loans”) pursuant to an offer to exchange statement (the “Offer to Exchange Statement”); and

WHEREAS, the Exchange Offer expired on September 19, 2016 and the Settlement Date will be on September 20, 2016; and

WHEREAS, the Term Loans will be made pursuant to the term loan credit agreements (the “Claire’s Stores Term Loan Credit Agreement,” the “Claire’s Newco Term Loan Credit Agreement,” the “Claire’s Gibraltar Term Loan Credit Agreement,” and together, the “Term Loan Credit Agreements”), which are attached to the Offer to Exchange Statement, to be entered into by Claire’s Stores, Claire’s Newco and Claire’s Gibraltar, respectively, with the applicable guarantors and The Bank of New York Mellon Trust Company, N.A., as Administrative Agent; and

WHEREAS, there are outstanding $183,556,002 aggregate principal amount of Claire’s Stores’ 10.500% PIK Senior Subordinated Notes due 2017 (the “PIK Subordinated Notes”), all of which are owned by the Apollo Holders as set forth on Schedule 1 hereto; and

WHEREAS, the Parent owns $58,714,000 aggregate principal amount of the Subordinated Notes, as set forth on Schedule 2 hereto; and

WHEREAS, the Affiliated Holders and the Offerors have agreed, pursuant to Letter Agreements, dated as of August 12, 2016 and August 29, 2016, among the Offerors and the Affiliated Holders, to effect an exchange of the Affiliated Holders’ PIK Subordinated Notes and Subordinated Notes, as applicable, for Term Loans (the “Affiliated Holder Exchange”) and, to

the extent Term Loans are not available, to amend any remaining PIK Subordinated Notes held by the Apollo Holders to extend their maturity to June 1, 2019 and provide for pay-in-kind interest (such notes, the “New PIK Subordinated Notes”) and to exchange any remaining Subordinated Notes held by the Parent for New PIK Subordinated Notes issued pursuant to the Indenture; and

WHEREAS, to effect the foregoing, the Apollo Holders have agreed to consent to a supplement to the Senior Subordinated Notes Indenture, dated as of May 4, 2016, by and among Claire’s Stores, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (as supplemented, the “Indenture”) to (i) set forth that all interest on the PIK Subordinated Notes will be pay-in-kind and (ii) extend the maturity of the PIK Subordinated Notes to June 1, 2019; and

WHEREAS, to effect the foregoing, the Affiliated Holders and the Offerors have agreed to enter into this agreement and facilitate the procedures of exchanging the PIK Subordinated Notes and the Subordinated Notes; and

NOW THEREFORE, in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	SUPPLEMENT TO THE INDENTURE

1.1 Form of Supplement. Each of the Apollo Holders consents to the proposed supplement to the Indenture, the form of which is attached hereto as Exhibit A.

II.	EXCHANGE AND PURCHASE OF TERM LOANS AND NEW PIK SUBORDINATED NOTES

2.1 Exchange Amounts. Based on the results of the Exchange Offer as of its Expiration Time, each Affiliated Holder is entitled to receive, and has agreed to accept, in exchange for its PIK Subordinated Notes or Subordinated Notes set forth on Schedule 1 hereto and Schedule 2 hereto, as the case may be, the aggregate principal amount of (i) Claire’s Stores Term Loans, (ii) Claire’s Newco Term Loans and (iii) Claire’s Gibraltar Terms Loans set forth on Schedule 1 hereto and Schedule 2 hereto, and the Apollo Holders have agreed to amend their remaining PIK Subordinated Notes to be New PIK Subordinated Notes and the Parent has agreed to exchange its remaining Subordinated Notes for the New PIK Subordinated Notes, in each case, in the aggregate principal amount set forth on Schedule 1 hereto and Schedule 2 hereto, as the case may be.

2.2 Interest. All accrued but unpaid interest on the Affiliated Holders’ PIK Subordinated Notes and Subordinated Notes, as the case may be, shall be cancelled and not paid. Interest on Term Loans will accrue from the Settlement Date. Interest on the New PIK Subordinated Notes will accrue from June 1, 2016 (the last day through which interest was paid on the PIK Subordinated Notes and Subordinated Notes).

III.	CLOSING

3.1 Apollo Holders Deliveries. On the Settlement Date of the Exchange Offer (the “Closing Date”):

(a) the Apollo Holders shall cause to be delivered to Claire’s Stores, or otherwise in accordance with the instructions of the Claire’s Stores, the PIK Subordinated Notes held by the Apollo Holders represented by notes numbered 1 through 16;

(b) the Apollo Holders shall become party to the Term Loan Credit Agreements in the amounts set forth on Schedule 1 hereto by executing the joinders attached to the Letter of Transmittal; provided, that any Term Loan Joinder executed and delivered by an Apollo Holder shall not be required to contain a certification by such Apollo Holder as to its qualification as an Eligible Holder; and

(c) Claire’s Stores shall issue and deliver New PIK Subordinated Notes to each Apollo Holder in the aggregate principal amount to which each Apollo Holder is entitled, as set forth on Schedule 1 hereto.

3.2 Parent Deliveries. On the Closing Date:

(a) the Parent shall cause to be delivered to the Offerors, or otherwise in accordance with the instructions of the Offerors, the Subordinated Notes held by the Parent;

(b) the Parent shall become party to the Term Loan Credit Agreements in the amounts set forth on Schedule 2 hereto by executing the joinders attached to the Letter of Transmittal; provided, that any Term Loan Joinder executed and delivered by the Parent shall not be required to contain a certification by the Parent as to its qualification as an Eligible Holder; and

(c) Claire’s Stores shall issue and deliver New PIK Subordinated Notes to the Parent in the aggregate principal amount to which the Parent is entitled, as set forth on Schedule 2 hereto.

3.3 Cancellation of Notes. Immediately following the delivery of the Term Loans and the New PIK Subordinated Notes to the Affiliated Holders, the PIK Subordinated Notes delivered by the Apollo Holders and the Subordinated Notes delivered by the Parent shall be cancelled.

IV.	CERTAIN REPRESENTATIONS AND COVENANTS OF THE AFFILIATED HOLDERS

4.1 Representations. Each Affiliated Holder represents to the Offerors that it: (i) is knowledgeable, sophisticated and experienced in business and financial matters; (ii) is able to bear the economic risk of such person’s investment in the Term Loans and New PIK Subordinated Notes; and (iii) is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) or a non-U.S. person (as defined in Regulation S under the Securities Act) outside of the United States.

4.2 Ownership. Each Affiliated Holder represents that it has all requisite power and authority to enter into and perform all its obligations under this Agreement and to carry out the transactions contemplated hereby and that it is the lawful beneficial owner of the Subordinated Notes or PIK Subordinated Notes set forth opposite its name on Schedule 1 or Schedule 2 hereto, as applicable, free of all liens, claims and encumbrances.

4.3 Authorization. Each Affiliated Holder represents that it has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby and that this Agreement is a valid and binding obligation of it, enforceable in accordance with its terms, except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof, and upon the availability of injunctive relief or other equitable remedies.

4.4 No Conflicts. Each Affiliated Holder represents that neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby will:

(a) violate any provision of its organizational documents; or

(b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which it may be subject.

V.	REPRESENTATIONS AND WARRANTIES OF THE OFFERORS

Each Offeror represents and warrants to the Affiliated Holders as follows:

5.1 Due Organization, etc. The Offeror is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite power and authority to own or lease and operate its properties and carry on its business as now conducted. The Offeror has all requisite power and authority to enter into and perform all its obligations under this Agreement and to carry out the transactions contemplated hereby.

5.2 Authorization. The Offeror has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement is the valid and binding obligation of the Offeror, enforceable in accordance with its terms, except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof, and upon the availability of injunctive relief or other equitable remedies.

5.3 No Conflicts. Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby will:

(a) violate any provision of the organizational documents of the Offeror;

(b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Offeror or any of its respective properties may be subject; or

(c) cause the acceleration of the maturity of, violate, be in conflict with, constitute a default under, permit the termination of or require the consent of any person under any agreement relating to indebtedness for borrowed money to which the Offeror is a party or by which it (or its respective properties) may be bound (i) other than required consents, all of which have been obtained on or before the Closing Date, and (ii) other than as would not have a material adverse effect on the Offeror and its subsidiaries, as applicable, taken as a whole.

5.4 Investment Representations.

(a) None of the Offeror, any of its subsidiaries, or to the knowledge of the Offeror, any of its affiliates, or any person acting on its behalf, has engaged in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D as promulgated under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with the exchange of the New PIK Subordinated Notes.

(b) None of the Offeror, any of its subsidiaries, any of its affiliates, or any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the New PIK Subordinated Notes under the Securities Act, whether through integration with prior offerings or otherwise.

(c) Assuming the accuracy of the representations and warranties made by the Affiliated Holders set forth in Article IV hereto, it is not necessary in connection with the exchange and delivery of the New PIK Subordinated Notes in the manner contemplated by this Agreement to register the offer, issuance or sale of any of the New PIK Subordinated Notes under the Securities Act, and such offer, issuance or sale of the New PIK Subordinated Notes does not require the Indenture to be qualified under the Trust Indenture Act of 1939, as amended.

VI.	MISCELLANEOUS

6.1 Notices. All notices and communications provided for herein shall be in writing and shall be delivered personally against written receipt or sent by registered or certified mail, return receipt requested, postage prepaid, to the person to whom it is directed, and shall be deemed given when received. Notices shall be directed:

(a) if to the Offerors, to such person at:

Claire’s Stores, Inc.

2400 West Central Road

Hoffman Estates, IL 60192

Attention: Chief Financial Officer

(b) if to the Affiliated Holders, to the addresses set forth on Schedule 1 hereto;

or at such other address as a party shall have specified by notice in writing, in the case of the Offerors, to the Affiliated Holders, and in the case of the Affiliated Holders, to the Offerors.

6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of law principles that might require the application of the laws of another jurisdiction.

6.3 Amendments, etc. This Agreement may not be modified or amended, and no provision hereof may be waived, except by an instrument in writing signed by the parties hereto to be charged.

6.4 Assignments. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

CLAIRE’S STORES, INC.

By:

	Name:	Stephen Sernett
	Title:	Vice President and Associate General Counsel

CLSIP LLC

By:

	Name:	Stephen Sernett
	Title:	Vice President, Secretary and General Counsel

CLAIRE’S (GIBRALTAR) HOLDINGS LIMITED

By:

	Name:	Stephen Sernett
	Title:	Director

[Signature Page to Exchange Agreement]

AAA CO-INVEST VI BC, LTD.

By:

	Name:	Laurie D. Medley
	Title:	Director

AAA CO-INVEST VI (EHS-BC), LLC

By:

	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:

	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:

	Name:	Laurie D. Medley
	Title:	Vice President

[Signature Page to Exchange Agreement]

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P., its managing general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:

	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P., its managing general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:

	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:

	Name:	Laurie D. Medley
	Title:	Vice President

[Signature Page to Exchange Agreement]

EURO VI (BC) S.À R.L.

By:

	Name:	Katherine G. Newman
	Title:	Class A Manager

By:

Name:
	Title:	Class B Manager

[Signature Page to Exchange Agreement]

EURO VI (BC) S.À R.L.

By:

	Name:	Katherine G. Newman
	Title:	Class A Manager

By:

	Name:	Laurent Ricci
	Title:	Class B Manager

[Signature Page to Exchange Agreement]

CLAIRE’S INC.

By:

	Name:	Stephen Sernett
	Title:	Vice President and Associate General Counsel

[Signature Page to Exchange Agreement]

Schedule 1

Apollo Holder (Name and Address)	PIK Subordinated Notes	Claire’s Stores Term Loans	Claire’s Newco Term Loans	Claire’s Gibraltar Term Loans	New PIK Subordinated Notes
AAA Co-Invest VI BC, LTD. c/o Apollo International Management, L.P. 9 West 57th Street New York, NY 10019	$4,724,673.00	$205,428.78	$667,643.54	$308,095.93	$0
AAA Co-Invest VI (EHS-BC), LLC c/o Apollo International Management, L.P. 9 West 57th Street New York, NY 10019	$2,499,688.00	$108,686.43	$353,230.91	$163,004.65	$0
Apollo Overseas Partners (Delaware 892) VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$5,544,570.00	$241,077.90	$783,503.19	$361,561.41	$0
Apollo Investment Fund VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$19,764,898.00	$859,377.77	$2,792,977.74	$1,288,869.00	$0
Apollo Overseas Partners (Germany) VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$92,620.00	$4,027.12	$13,088.13	$6,039.75	$0
Apollo Overseas Partners VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$5,433,005.00	$236,227.06	$767,737.94	$354,286.26	$0
Apollo Overseas Partners (Delaware) VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$2,251,298.00	$97,886.44	$318,130.92	$146,807.14	$0
Euro VI (BC) S.à r.l. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$143,245,250.00	$6,228,303.47	$20,241,986.28	$9,341,022.75	$0

Totals:	$183,556,002.00	$7,981,014.97	$25,938,298.64	$11,969,686.89	$0

Schedule 2

Parent (Name and Address)	Subordinated Notes	Claire’s Stores Term Loans	Claire’s Newco Term Loans	Claire’s Gibraltar Term Loans	New PIK Subordinated Notes
Claire’s Inc. 2400 West Central Road Hoffman Estates, IL 60192	$58,714,000.00	$2,552,884.72	$8,296,875.34	$3,828,739.94	$0

Exhibit A

Form of Supplemental Indenture

[Attached]

SENIOR SUBORDINATED NOTES FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of [            ], 2016, by and among Claire’s Stores, Inc., a Florida corporation (the “Company”), BMS Distributing Corp., a Delaware corporation, CBI Distributing Corp., a Delaware corporation, Claire’s Boutiques, Inc., a Colorado corporation, Claire’s Canada Corp., a Delaware corporation, Claire’s Puerto Rico Corp., a Delaware corporation, and CSI Canada LLC, a Delaware limited liability company, as guarantors (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), to the Indenture (the “Indenture”), dated as of May 4, 2016, among the Company, the Guarantors and the Trustee.

W I T N E S S E T H :

WHEREAS, the Company, the Guarantors and the Trustee are executing and delivering this First Supplemental Indenture to (i) set forth that all interest on the Notes shall be pay-in-kind, (ii) extend the maturity of the Notes to June 1, 2019 and (iii) replace the form of Note attached to the Indenture as Exhibit A to the Indenture;

WHEREAS, as required by Section 9.02 of the Indenture, each Holder of the Outstanding Notes has consented to the execution and delivery of this First Supplemental Indenture and the alteration of the consideration to be paid as interest on the Notes and the extension of maturity of the Notes to be effected hereby;

WHEREAS, Sections 2.01 and 9.02 of the Indenture provide that the Trustee, the Company and each of the Guarantors are authorized to execute and deliver this First Supplemental Indenture; and

WHEREAS, this First Supplemental Indenture has been duly authorized by all necessary corporate or other action on the part of the Trustee, the Company and each of the Guarantors.

NOW, THEREFORE, for and in consideration of the foregoing premises and for good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Notes, as follows:

Section 1. Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

Section 2. Amendment to Interest Payment Terms. Section 4.01 of the Indenture is hereby amended and restated in its entirety as follows:

The Issuer shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. As provided in the Notes, on each Interest Payment Date through December 1, 2018, the Issuer shall pay interest on the Notes entirely as a PIK Payment, and on the June 1, 2019 Interest Payment Date, the Issuer shall pay interest on the Notes entirely as Cash Interest. PIK Interest shall be considered paid on the date due if the Trustee is directed on or prior to such date to issue PIK Notes or increase the principal amount of the Notes, in each case in an amount equal to the amount of the applicable PIK Interest.

The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 3. Amendment to Maturity Date. The Stated Maturity of the Notes shall be June 1, 2019.

Section 4. Form of Note. The form of Note attached as Exhibit A to the Indenture shall be replaced by the form of Note attached as Exhibit A hereto.

Section 5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this First Supplemental Indenture. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 7. Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8. Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 9. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 10. Severability. In case any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11. Benefits Acknowledged. The Guarantors’ guarantees are subject to the terms and conditions set forth in the Indenture. Each of the Guarantors acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this First Supplemental Indenture and that the guarantee and waivers made by it pursuant to this First Supplemental Indenture are knowingly made in contemplation of such benefits.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

CLAIRE’S STORES, INC.

By:
Name:
Title:

BMS DISTRIBUTING CORP.

By:
Name:
Title:

CBI DISTRIBUTING CORP.

By:
Name:
Title:

CLAIRE’S BOUTIQUES, INC.

By:
Name:
Title:

CLAIRE’S CANADA CORP.

By:
Name:
Title:

CLAIRE’S PUERTO RICO CORP.

By:
Name:
Title:

CSI CANADA LLC

By:
Name:
Title:

[Signature Page to First Supplemental Indenture – 10.500% PIK Subordinated Notes]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

[Signature Page to First Supplemental Indenture – 10.500% PIK Subordinated Notes]

EXHIBIT A

[Global Note Legend]

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06(h) OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Private Placement Legend]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE

SECURITIES ACT, (b) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

[Regulation S Temporary Global Note Legend]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[CUSIP ]
[ISIN ]

[RULE 144A] [REGULATION S] GLOBAL NOTE

representing up to $[        ]

No.	[$ ]

CLAIRE’S STORES, INC.

promises to pay to Cede & Co., or registered assigns, the principal sum [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] [of              United States Dollars] on June 1, 2019.

Interest Payment Dates: June 1 and December 1, commencing December 1, 2016

Record Dates: May 15 and November 15

[SIGNATURE PAGE FOLLOWS]

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

CLAIRE’S STORES, INC.

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

CLAIRE’S STORES, INC.

10.50% PIK SENIOR SUBORDINATED NOTES DUE 2017

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Claire’s Stores, Inc., a Florida corporation (the “Issuer”), promises to pay interest on the principal amount of this Note at a rate per annum of 10.50% from June 1, 2016 until maturity. The Issuer will pay interest on this Note semi-annually in arrears on June 1 and December 1 of each year commencing on December 1, 2016, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). The Issuer will make each interest payment to the Holder of record of this Note on the immediately preceding May 15 and November 15 (each, a “Record Date”). Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid from and including June 1, 2016. The Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate borne by this Note; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate borne by this Note. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

For the Interest Period from and including June 1, 2016 to but excluding December 1, 2018, the Issuer shall pay interest on this Note entirely [by increasing the principal amount of this Note]1 [by issuing PIK Notes]2 (“PIK Interest”). For the Interest Period from December 1, 2018 through maturity, the Issuer shall pay interest on this Note entirely in cash. Any PIK Notes will be dated as of the applicable Interest Payment Date and will bear interest from and after such date. All PIK Notes shall have the same rights and benefits as the Notes.

Interest on this Note will accrue at the rate of 10.50% per annum. PIK Interest will be payable by [increasing the principal amount of this Note by an amount equal to the amount of PIK Interest for the applicable Interest Period (rounded up to the nearest whole dollar)]3 [issuing PIK Notes in an aggregate principal amount equal to the amount of PIK Interest for the applicable Interest Period (rounded up to the nearest whole dollar) and the Trustee will, at the request of the Issuer, authenticate and deliver such PIK Notes for original issuance to the Holders on the relevant Record Date, as shown on the Note Register]4. [Following an increase in the principal amount of this Note as a result of the payment of PIK Interest, this Note will bear interest on such increased principal amount from and after the date of such interest payment.]5 [Any PIK Notes will be dated as of the applicable Interest Payment Date and will bear interest

[1]	For Global Notes only.
[2]	For definitive Notes only.
[3]	For Global Notes only.
[4]	For definitive Notes only.
[5]	For Global Notes only.

from and after such date. All PIK Notes issued pursuant to the payment of PIK Interest will mature on June 1, 2019 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Notes issued on the Issue Date. Any PIK Notes will be issued with the description “PIK” on the face of such PIK Note.]6

2. METHOD OF PAYMENT. The Issuer will pay interest on this Note to the Person who is the registered Holder of this Note at the close of business on May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding the Interest Payment Date, even if this Note is canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the Note Register; provided that (a) all cash payments of principal, premium, if any, and interest on, Notes represented by Global Notes registered in the name of or held by DTC or its nominee will be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof and (b) all cash payments of principal, premium, if any, and interest with respect to certificated Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to the Holders. The Issuer or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Issuer issued the Notes under an Indenture, dated as of May 4, 2016 (the “Indenture”), between the Issuer and the Trustee. This Note is one of a duly authorized issue of notes of the Issuer designated as its 10.50% PIK Senior Subordinated Notes due 2019. The Issuer shall be entitled to issue Additional Notes pursuant to Section 2.01 and 4.09 of the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

5. OPTIONAL REDEMPTION.

(a) Except as described below under clause 5(b) hereof, the Notes will not be redeemable at the Issuer’s option.

(b) The Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, at a redemption price of 100.000% (expressed as a percentage of principal amount (including any increase in the principal amount as a result of a PIK Payment)), plus accrued and unpaid interest, if any, to the date of redemption (the “Redemption Date”).

(c) Any redemption pursuant to this paragraph 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

[6]	For definitve Notes only.

6. MANDATORY REDEMPTION. The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

7. NOTICE OF REDEMPTION. Subject to Section 3.03 of the Indenture, notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date (except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article VIII or Article XI of the Indenture) to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 or, if a PIK Payment has occurred, denominations larger than $1.00 may be redeemed in part but only in whole multiples of $1.00, in each case, unless all of the Notes held by a Holder are to be redeemed. On and after the Redemption Date, interest ceases to accrue on this Note or portions thereof called for redemption.

8. OFFERS TO REPURCHASE. Upon the occurrence of a Change of Control, the Issuer shall make a Change of Control Offer in accordance with Section 4.13 of the Indenture. In connection with certain Asset Sales, the Issuer shall make an Asset Sale Offer as and when provided in accordance with Section 4.10 of the Indenture.

9. SUBORDINATION. The Notes and the Guarantees are subordinated to Senior Indebtedness of the Issuer and the Guarantors on the terms and subject to the conditions set forth in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Notes and Guarantees may be paid. The Issuer agrees, and each Holder by accepting a Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose.

10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $ 1,000 thereafter (other than any PIK Notes, which may be issued in minimum denominations of $1.00 and integral multiples thereof and any increase in the principal amount of Notes as a result of a PIK Payment which may be in integral multiples of $1.00). The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed.

11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

27

12. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture, the Guarantees or the Notes may be amended or supplemented as provided in the Indenture.

13. DEFAULTS AND REMEDIES. The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 30% in principal amount of the then outstanding Notes may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture, the Notes or the Guarantees except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default (except a Default relating to the payment of principal, premium, if any, or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or and its consequences under the Indenture except a continuing Default in payment of the principal of, premium, if any, or interest on, any of the Notes held by a non-consenting Holder. The Issuer is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Issuer is required, after becoming aware of any Default, to deliver to the Trustee a statement specifying such Default and what action the Issuer proposes to take with respect thereto.

14. AUTHENTICATION. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee or an authentication agent.

15. TRUSTEE DEALINGS WITH ISSUER. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not the Trustee.

16. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture, the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

17. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE NOTES AND THE GUARANTEES.

18. CUSIP AND ISIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Issuer at the following address:

Claire’s Stores, Inc.

2400 West Central Road

Hoffman Estates, IL 60192

Fax No.: (847) 765-6747

Attention: Chief Financial Officer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s social security number or taxpayer identification number.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.10 or 4.13 of the Indenture, check the appropriate box below:

☐ Section 4.10            ☐ Section 4.13

If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.13 of the Indenture, state the amount you elect to have purchased:

$

Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following increases or decreases in the principal amount of this Global Note have been made:

Date of Exchange	Signature of authorized signatory of Trustee or Custodian	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase

*	This schedule should be included only if the Note is issued in global form.